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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): April 3, 2000
                                                 ---------------


                          Career Education Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-23245                     36-3932190
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


2800 West Higgins Road, Suite 790, Hoffman Estates, IL              60195
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       (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code (847) 781-3600
                                                          --------------

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Item 5.  Other Events.

On April 3, 2000, the Registrant closed its acquisition of the California Culinary Academy, Inc. pursuant to the Agreement and Plan of Merger attached as
Exhibit 99.1 and issued the press release attached as Exhibit 99.2. The information contained in the Agreement and Plan of Merger and press release is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Agreement and Plan of Merger among Career Education Corporation, CCA Acquisition, LLC and California Culinary Academy, Inc. dated as of December 6, 1999.

          99.2  News Release of Registrant dated April 3, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAREER EDUCATION CORPORATION

                              By: /s/ John M. Larson
                                 -------------------------------------------
                                  John M. Larson
                                  Chairman of the Board, President and Chief
                                  Executive Officer


Dated: April 10, 2000

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